UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2016

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, Medivation, Inc. has recently concluded that the mechanism of action of MDV9300 (pidilizumab) is not as an inhibitor of PD-1, and work is underway to determine the mechanism of action. Under its investigational new drug application (IND) for MDV9300, Medivation has advised the U.S. Food and Drug Administration (FDA) of this conclusion, and the FDA has placed the IND on partial clinical hold and requested Medivation to revise relevant statements in the related investigator brochure, protocols and informed consent documents. Medivation may not enroll patients into its Phase 2 clinical trial evaluating the safety and efficacy of MDV9300 in patients with relapsed or refractory diffuse large B-cell lymphoma until such statements are revised and the partial clinical hold is removed. Although the Phase 2 clinical trial was initiated in December 2015, no patients have been enrolled to date. Medivation believes the partial clinical hold does not relate to concerns regarding the safety of MDV9300. Medivation plans to submit the requested documents in February 2016. The FDA has 30 days thereafter to notify Medivation if clinical studies with MDV9300 may be resumed. Under the partial clinical hold, patients who are currently receiving MDV9300 through investigator-sponsored trials of MDV9300 that cross-reference Medivation’s IND may continue on treatment, but Medivation must inform investigators to update protocols and informed consent documents to state that MDV9300 is not an anti-PD-1 antibody.

In addition, Medivation intends to submit an amendment to the Chemistry, Manufacturing and Controls (CMC) section of its IND for MDV9300 to address certain manufacturing changes. Medivation plans to submit the CMC amendment in the first half of 2016 and intends that patients in its Phase 2 clinical trial will be treated with MDV9300 manufactured in accordance with the amended IND.

The Company has furnished an updated corporate presentation as Exhibit 99.1 to this Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Updated corporate presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: January 25, 2016	By:	/s/ Richard A. Bierly
Richard A. Bierly Chief Financial Officer

EXHIBIT INDEX

99.1	Updated corporate presentation